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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) - September 5, 1997


                           General Credit Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                     0-28910                13-3895072
----------------------------      ----------------       -------------------
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)            Identification No.)


                      370 Lexington Avenue,
                          Suite 2000
                      New York, New York                  10021
            ----------------------------------------    --------
            (Address or principal executive offices)    zip code



      Registrant's telephone number, including area code:  (212) 697-4441
                                                         ----------------


                                      NONE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On September 5, 1997, General Credit Corporation (the "Company") dismissed Coopers & Lybrand LLP ("Coopers & Lybrand") as the Company's independent auditors and retained Cornick, Garber & Sandler, LLP ("Cornick") as the Company's independent auditors for the fiscal year ended December 31, 1997. The Company's decision to retain Cornick was approved by the Company's Board of Directors and the Company's Audit Committee. In connection with the services rendered by Coopers & Lybrand, the Company believes that for the fiscal years ended December 31, 1995, December 31, 1996 and for the subsequent interim periods there were no disagreements between the Company and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference to the subject matter of the disagreement. Further, the Company believes there are no reportable events as defined by Item 304(a)(1)(iv)(B) of Regulation S-B.

        Coopers & Lybrand's reports on the Company's financial statements for the fiscal years ended 1996 and 1995 contained an explanatory paragraph to the effect that the Company's ability to commence operations was dependent on the Company obtaining adequate financial resources through a contemplated public offering, or otherwise, which raised substantial doubts about its ability to continue as a going concern.

        A copy of Coopers & Lybrand's letter addressed to the U.S. Securities and Exchange Commission is filed as Exhibit 1 hereto.

ITEM 5. OTHER EVENTS

        Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial statements of business acquired

                None

        (b)     Pro forma financial information

                None

        (c)     Exhibits

                1 Letter dated September 10, 1997 from Coopers & Lybrand LLP to the U.S. Securities and Exchange Commission.

ITEM 8. CHANGE IN FISCAL YEAR

        Not Applicable

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not Applicable


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               GENERAL CREDIT CORPORATION
                               (Registrant)




Date: September 10, 1997        By: /s/ Irwin Zellermaier
                                    -----------------------------
                                    Irwin Zellermaier, Chief Executive Officer